Ohio National Variable Account R
Ohio National Life Assurance Corporation

Virtus VUL

Supplement dated February 18, 2009 to the Prospectus dated December 31, 2008

The following are additional available portfolios under your contract:

Fund	Investment Adviser

Ivy Funds Variable Insurance Portfolios, Inc.
Ivy Funds VIP Asset Strategy	Waddell & Reed Investment Management Company (WRIMCO)
Ivy Funds VIP Global Natural Resources	Waddell & Reed Investment Management Company (WRIMCO)
Ivy Funds VIP Science and Technology	Waddell & Reed Investment Management Company (WRIMCO)

PIMCO Variable Insurance Trust (Administrative Shares)
CommodityRealReturntm Strategy Portfolio	Pacific Investment Management Company LLC